UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2024
__________________________
bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
_____________________________________________________________

Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Grand Union Boulevard, Somerville, MA		02145
(Address of Principal Executive Offices)		(Zip Code)
(339) 499-9300
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 13, 2024, bluebird bio, Inc. (the “Company”) entered into an amendment (the “Third Amendment”) to its Loan and Security Agreement, dated as of March 15, 2024, as amended on April 30, 2024 and July 9, 2024 (the “LSA”), by and among the Company, the several banks and other financial institutions or entities party thereto, as lenders (collectively, the “Lenders”), and Hercules Capital, Inc., as administrative agent and collateral agent (the “Agent”).

The LSA provides a secured term loan facility of up to $175.0 million (the “Term Loans”), consisting of four tranches, the first of which was funded at closing on March 15, 2024 in an aggregate amount of $75.0 million. Pursuant to the Third Amendment, the Company, the Agent and the Lenders agreed to, among other things: (a) revised terms for the availability of the second tranche of $25.0 million, which the Company may draw subject to customary terms and conditions, during the period commencing on the date the Company has (x) received at least $75.0 million in gross cash proceeds from qualified financing transactions by December 20, 2024 and (y) completed patient starts (cell collections) for at least 50 LYFGENIA patients by March 31, 2025 or 70 LYFGENIA patients by June 30, 2025 (collectively, the “Tranche 2 Milestone”) and ending on the earlier of (i) the date that is 30 days immediately following achievement of the Tranche 2 Milestone and (ii) July 31, 2025; and (b) revised terms for the availability of the third tranche of $25.0 million, which the Company may draw, subject to customary terms and conditions, during the period commencing on the date the Company has (x) received at least $100.0 million in gross cash proceeds from qualified financing transactions by December 20, 2024 or at least $125.0 million by June 30, 2025 and (y) completed 70 drug product deliveries within a given six-month period ending no later than December 31, 2025, at least 40 of which are for LYFGENIA (collectively, the “Tranche 3 Milestone”) and ending on the earlier of (i) the date that is 30 days immediately following the date the Company achieves the Tranche 3 Milestone and (ii) December 31, 2025. The fourth tranche of $50.0 million remains available in the sole discretion of the Lenders, and subject to customary terms and conditions, until December 15, 2026.

Additionally, the Third Amendment provides that the Terms Loans will be repayable in monthly interest-only payments until April 1, 2027, or April 1, 2028, if the Company has achieved, no later than December 31, 2026, the Tranche 3 Milestone and has generated at least $10.0 million of EBITDA on a trailing six-month basis (the “Performance Milestone”). Pursuant to the Third Amendment, the Company will pay an end of term charge of 6.45% upon the prepayment or repayment of the Term Loans.

Further, pursuant to the Third Amendment, the parties agreed to the following revisions to the financial covenants: (a) the Company is required to maintain, at all times, “Qualified Cash” (defined as cash in accounts subject to control agreements minus any accounts payable not paid after the 120th day) in an amount greater than or equal to the outstanding principal amount of the Term Loans, multiplied by 45%; provided that if the Tranche 3 Milestone has occurred, the foregoing percentage will be decreased to 35% and if the Performance Milestone has occurred, the foregoing percentage will be reduced to 20%; and (b) commencing with the fiscal quarter ending December 31, 2024, the Company is required to maintain quarterly trailing six-month net product revenue from the sale of LYFGENIA, ZYNTEGLO and SKYSONA in designated amounts as set forth in the Third Amendment.

In connection with entry into the Third Amendment, the Company also agreed to amend the exercise price of warrants (the “Warrants”) to purchase shares of the Company’s common stock from $1.45 per share to the lesser of (a) the volume weighted average price of the Company’s common stock for the ten-day period preceding August 13, 2024, and (b) the price per share of the Company’s first equity financing event within six months of August 13, 2024. The amendment does not impact the number of shares the Lenders may purchase pursuant to the Warrants.

    The foregoing description of the Third Amendment and the Warrants does not purport to be complete and is qualified in its entirety by the full text of the Third Amendment, the Form of Warrant Agreement, and the Form of Warrant Agreement Amendment, copies of which are filed as Exhibit 10.1, Exhibit 4.1 and Exhibit 4.2 to this Current Report on Form 8-K, respectively, and incorporated herein by reference.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company’s expectations with respect to its performance of obligations under the LSA and ability to access future tranches thereunder. Statements using words such as “expect”, “anticipate”, “believe”, “may”, “will” and similar terms are also forward-looking statements. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as updated by its subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, risks related to the Company’s compliance with the LSA, including the risk that operating restrictions under the LSA adversely affect the Company’s ability to conduct its business, the risk that the Company will not achieve milestones required to access future tranches under the LSA, and the risk that the Company will fail to comply with covenants under the LSA, including with respect to required cash and revenue levels, which could result in an event of default. Except as required by law, the Company undertakes no obligations to make any revisions to the forward-looking statements contained in this Current Report or to update them to reflect events or circumstances occurring after the date of this Current Report, whether as a result of new information, future developments or otherwise.

Item 2.02	Results of Operations and Financial Condition.

On August 14, 2024, the Company announced its financial results for the three months ended June 30, 2024. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
4.1*	Form of Warrant Agreement
4.2	Form of Warrant Agreement Amendment
10.1
Third Amendment to Loan and Security Agreement, dated as of August 13, 2024, by and among the Company, the several banks and other financial institutions or entities party thereto, as lenders, and Hercules Capital, Inc., as administrative agent and collateral agent.

99.1	Press release issued by bluebird bio, Inc. on August 14, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*    Exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant will furnish copies of any such exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2024	bluebird bio, Inc.

	By:	/s/ O. James Sterling
	Name:	O. James Sterling
	Title:	Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer